UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2022

F-STAR THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37718	52-2386345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eddeva B920 Babraham Research Campus

Cambridge, United Kingdom

CB22 3AT

(Address of principal executive offices)

+44-1223-497400

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, $0.0001 par value	FSTX	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 3 to Merger Agreement with invoX Pharma

On December 20, 2022, F-star Therapeutics, Inc., a Delaware corporation (the “Company”), invoX Pharma Limited, a private limited company organized under the laws of England and Wales (“Parent”) and Fennec Acquisition Incorporated, a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser” and together with the Company and Parent, the “Parties”), entered into Amendment No. 3 (“Amendment No. 3”) to the Agreement and Plan of Merger, dated as of June 22, 2022, by and among the Parties and Sino Biopharmaceutical Limited, a company organized under the laws of the Cayman Islands, as “Guarantor” (the “Merger Agreement”).

Pursuant to Amendment No. 3, the Parties have agreed to reduce one of Parent’s conditions to its obligation to complete the Offer as set forth in Annex I of the Merger Agreement. Specifically, with respect to Clause (f) thereof, which is related to the Foreign Investment Condition, Parent has agreed that such condition shall be deemed satisfied with respect to the Parties’ joint voluntary notification filing with the Committee on Foreign Investment in the United States (“CFIUS”) as long as “the Parties have not received notification of any actual or threatened commencement of any Legal Proceeding, issuance of any order, or taking of any other action, by or on behalf of CFIUS that would seek to enjoin, prevent, restrain or otherwise prohibit the consummation of the Transactions”. Previously, the Merger Agreement had required that Clause (f) could be satisfied only if CFIUS affirmatively cleared the Transactions (i.e., a proactive “CFIUS Action”, as defined in the Merger Agreement). As amended, this Offer condition now would require Parent to complete the Offer if the Parties have not received any notice that CFIUS objects to the closing of the Transaction as set forth above by the Expiration Date, and all of the Offer conditions are satisfied or waived, as may be applicable, at such time.

For background, this Transaction is not subject to any mandatory filing requirement with CFIUS. Rather, in the Merger Agreement, the Parties contractually agreed to submit a joint voluntary notification filing (“Joint Voluntary Notice”) to CFIUS and to include as a condition of the Parent’s requirement to complete the Offer that the affirmative clearance of a “CFIUS Action”, as defined in the Merger Agreement, must be obtained. The CFIUS review period for this Joint Voluntary Notice has been ongoing since August 2, 2022 – approximately 135 days. On October 31, 2022, the Parties, after conferring with CFIUS, voluntarily withdrew and refiled their Joint Voluntary Notice in order to afford CFIUS another statutory review period. At such time, the Parties informed CFIUS of the urgent need to close the Transaction given the significant challenges facing the Company, including that the Company would need to lay off a significant number of its employees and terminate several of its clinical studies, which would result in patients no longer receiving potentially life-saving treatments. CFIUS has informed the parties that it is continuing to consider whether mitigation measures could be fashioned to adequately resolve certain unresolved national security risks potentially associated with the Transaction. The Parties continue to cooperate with CFIUS to help facilitate its review and have responded to all information requests made by CFIUS.

Given that the CFIUS investigation is still ongoing (as described above) and the challenging financial circumstances of the Company to continue independently as a going concern, earlier this week the Parties provided advance notice to CFIUS of their intention:

•

to enter into Amendment No. 3 to reduce Purchaser’s contractual Offer condition from a standard of affirmative CFIUS clearance to a standard of the absence of any notice that CFIUS objects to the closing of the Transaction, as defined in the Amendment No. 3, and

•

to allow the Parties to complete the Offer no earlier than five (5) business thereafter, subject to CFIUS not notifying the parties that it objects to closing (and subject to the satisfaction or waiver, as may be applicable, of all the Offer conditions).

Further, in doing so, the Parties expressed to CFIUS their dual goals of (1) closing the Transaction in order to keep U.S. patients in the potentially life-saving cancer clinical trials sponsored by the Company and avoid extensive employee layoffs, especially given the financing challenges of the Company as a stand-alone entity, and (2) continuing to proactively engage with CFIUS to address any unresolved national security risks. The Parties also informed CFIUS that they did not want to take this course of action if CFIUS would find it objectionable. In this regard, the Parties informed CFIUS that applicable securities laws would require that the Offer be extended for five (5) business days following Amendment No. 3, and that such period would give CFIUS additional time to inform the Parties if it objected to the Transaction.

Further, the Parties also made a joint voluntary notification filing regarding the Transaction in the United Kingdom, where the Company and its research facilities are based. On September 29, 2022, the regulatory agency in charge of enforcing the UK’s National Security and Investment Act (“NSIA”), which has a similar function to CFIUS in the United States, informed the Parties that its investigation was complete and that Parties were clear to proceed with the Transaction.

Amendment No. 3 reduces Purchaser’s contractual Offer condition related to the Foreign Investment Condition and, in effect, shifts the risk of any post-closing regulatory concerns to the Parent/Purchaser. As such, Amendment No. 3 makes the completion of the Transaction more likely as a contractual matter, as long as no notification is received by the Parties. The Board of Directors believes that the completion of the Transaction is in the best interests of the Company’s stockholders. The Transaction has significant support from the Company’s stockholders. As of December 16, 2022, approximately 70% of the Company’s stockholders had tendered their shares in the Offer (even though the Foreign Investment Condition, as in effect then, had not be satisfied).

There can be no assurances that the Transaction will be completed. For example, CFIUS may notify the parties prior to Closing that it objects to the closing, and Parent would have no obligation to complete the Offer, unless it waived such condition, to the extent waivable under the Merger Agreement and applicable law. Further, any actual or threatened action by or on behalf of CFIUS Notice of Objection could cause the Parties to delay the anticipated completion of the Transaction.

Other than as expressly modified pursuant to Amendment No. 3, the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on June 23, 2022, remains in full force and effect as originally executed on June 22, 2022, as amended. The foregoing description of Amendment No. 3 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 3 attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01	Other Events

Extension of Tender Offer Until December 28, 2022

On December 20, 2022, Purchaser, Parent and Guarantor extended the Offer to one minute past 11:59 p.m., Eastern Time, on December 28, 2022, unless further extended. The Offer was previously set to expire at 5:00 p.m., Eastern Time, on December 23, 2022.

Forward-Looking Statements

This report contains forward-looking statements. Forward-looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will be” and similar expressions. These forward-looking statements include, without limitation, statements related to the anticipated timing of CFIUS review of the contemplated transaction, anticipated consummation of the acquisition of the Company and the timing and benefits thereof, and other statements that are not historical facts. These forward-looking statements are based on Parent’s and the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the parties’ ability to complete the transaction on the proposed terms and schedule; whether the tender offer conditions will be satisfied; whether sufficient stockholders of the Company tender their shares in the transaction; the outcome of legal proceedings that may be instituted against the Company and/or others relating to the transaction; the failure (or delay) to receive the required regulatory approvals, including CFIUS, relating to the transaction; the possibility that CFIUS might object to the closing of the Transaction; the possibility that competing offers will be made; and other risks related to the Company’s business detailed from time-to-time under the caption “Risk Factors” and elsewhere in the Company’s SEC filings and reports, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2022 and September 30, 2022. The Company undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information, future events or changes in their expectations, except as required by law.

Additional Information and Where to Find It

A tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, was filed with the SEC by invoX and Purchaser, and a Solicitation / Recommendation Statement on Schedule 14D-9 was filed with the SEC by the Company. The offer to purchase shares of Company common stock is being made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION / RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR COMMON STOCK, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the Offer, which is named in the tender offer statement. Investors may also obtain, at no charge, the documents filed or furnished to the SEC by the Company under the “Investors” section of the Company’s website at www.f-star.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Amendment No. 3 to Agreement and Plan of Merger, dated December 20, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F-STAR THERAPEUTICS, INC.

Date: December 20, 2022	/s/ Darlene Deptula-Hicks
	Name:	Darlene Deptula-Hicks
	Title:	Chief Financial Officer